EXHIBIT 10.3(b)


                              FIRST LEASE AMENDMENT

                                           As of February 27th, 1998

     Reference is made to the Agreement of Lease dated April 7, 1997 between 125 Bethpage Associates, as Landlord, and Toymax Inc., as Tenant, with respect to Premises more particularly described therein within the real property known as 125 East Bethpage Road, Plainview, New York (the "Lease").

     A. The words and terms used herein shall have the meaning ascribed to them in the Lease, unless the context in which any such word or term is used requires a different construction.

     B. Effective on March 1, 1998 (the "Effective Date") the Lease is amended as follows:

          1. Section 2.01(C) of the Lease is amended so that the Area of the Premises as defined in Section 2.01(C) of the Lease shall be increased to 27,036 rentable square feet.

          2. Section 2.01(n) of the Lease is amended so that the term "Premises" shall mean the space depicted in Exhibit "A-1" attached hereto and made a part hereof (the "Added Space") as well as the space depicted in Exhibit "D" annexed to the Lease and made a part thereof (the "Original Premises").

          3. Proportionate Share as used in Section 2.01(p) of the Lease shall be 67.6%.

          4. Section 3.01 of the Lease is amended so that Tenant shall pay to the Landlord Net Annual Rent at an annual rate as follows:


          Lease Year                    Net Annual Rent
          ----------                    ---------------
               1                          $425,817.00
               2                          $438,591.51
               3                          $451,749.25
               4                          $465,301.72
               5                          $479,260.79
               6                          $493,638.59
               7                          $445,941.27


     C. Tenant shall accept the Added Space "as is" on the Effective Date, and Landlord shall not be required to perform any work, render any service or furnish or install any materials, fixtures or equipment to the Project, the Original Premises or the Added Space.

     D. Upon execution of the Amendment, Tenant shall deposit with Landlord as security for the faithful performance and observance by Tenant of the terms, provisions, covenants, and conditions of the Lease as amended by this Amendment, and any further modification, extension, or renewal thereof, the sum of $20,000 (such security deposit shall hereafter be called the "Security"). Landlord may, at its sole option, retain use or apply the whole or any part of the Security to the extent required for payment of any (i) Net Annual Rent, (ii) Additional Rent, (iii) other sums as to which Tenant is obligated to pay under this Lease,
(iv) sums that Landlord may expend or may be required to expend by reason of a default under the Lease, (v) loss or damage that Landlord may suffer by reason of a default under the Lease, including, without limitation, any damages incurred by Landlord or deficiency resulting from the reletting of the Premises, whether such damages or deficiency accrues before or after summary proceedings or other re-entry by Landlord, or (vi) costs incurred by Landlord in connection with the cleaning or repair of the Premises upon expiration or earlier termination of this Lease.

     In no event shall Landlord be obligated to apply the Security; and Landlord's right to bring an action or special proceeding to recover damages or otherwise to obtain possession of the Premises before or after Landlord's declaration of the termination of this Lease for nonpayment of rent or for any other reason shall not be affected by reason of the fact that Landlord holds the Security. The Security, except as specified in the preceding paragraph, will not be a limitation of Landlord's damages or other rights and remedies available under this Lease, or at law or equity; nor shall the Security be (a) a payment of liquidated damages, or (b) an advance payment of any Rental. If Landlord uses, applies, or retains all or any portion of the Security, Tenant will restore the Security to its original amount within five (5) days after written demand from Landlord. It will constitute an Event of Default if Tenant fails to timely comply with this Paragraph.

     Landlord shall keep the Security in an interest-bearing account. Landlord shall pay to Tenant, if and when the Security is returned to Tenant, all interest earned and payable on the Security less a one (1%) percent annual administrative charge. If, upon expiration of the Term of the Lease, Tenant shall not be in default under the terms of the Lease, and any modification, extension, or renewal thereof, any part of the Security not used, applied, or retained by Landlord shall be returned to Tenant within sixty (60) days after Tenant has discharged all of its obligations under this Lease, and any modification, extension, or renewal thereof, but no earlier than the end of the Term (or the sooner termination of this Lease). However, if Landlord, in its sole discretion, has sufficient evidence that the Security has been assigned to an assignee of this Lease in accordance with the terms hereof, Landlord will return the Security to the assignee and Landlord shall thereupon be released by Tenant from all liability for the return of the Security to Tenant. In the event of a sale of the Building or the Project or any part thereof, of which the Premises forms a part (including to a mortgagee upon foreclosure of its mortgage), or a lease of the Building or the Project, Landlord shall have the right to transfer the Security to the purchaser or lessee, as the case may be, and Landlord shall thereupon be released by Tenant from all liability for the return of the Security; and Tenant agrees to look solely to the purchaser or lessee for the return of the Security. The Security shall not be mortgaged, assigned, or encumbered by Tenant, and neither Landlord nor its successors or assigns shall be bound by any such mortgage, assignment, or encumbrance. The acceptance by Landlord of the Security submitted by Tenant shall not render this Lease effective unless and until Landlord shall have executed and delivered to Tenant a fully executed copy of this Lease.

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


     E. Tenant covenants, represents and warrants that Tenant has had no dealings or negotiations with any broker, finder or with respect to this Amendment or the negotiation thereof. Based thereon, Landlord agrees to hold harmless and indemnify Tenant from and against any and all cost, expense (including reasonable attorneys' fees) or liability for any compensation, commissions or charges claimed by any broker, finder or agent with respect to this Amendment or the negotiation thereof except to the extent that the same arises out of Tenant's acts or omissions. Tenant agrees to hold harmless and indemnify Landlord from and against any and all cost, expense (including reasonable attorneys' fees) or liability for any compensation, commissions or charges claimed by any broker, finder or agent with respect to this Amendment or the negotiation thereof, based in any part upon Tenant's breach of the provisions contained in the first sentence of this Section.

     F. Each of the Landlord and Tenant acknowledges and confirms to the other that the Lease is in full force and effect in accordance with its terms and is unmodified except as herein provided.

                                   LANDLORD:

                                   125 Bethpage Associates



                                   By:
                                      --------------------------------
                                        Edward Blumenfeld,
                                        Its General Partner



                                   TENANT:

                                   Toymax Inc.



                                   By:
                                      --------------------------------
                                        Name:
                                        Title:    President

STATE OF NEW YORK   )
                    )    ss.:
COUNTY OF NASSAU    )

     On the 4th day of March, 1998, before me personally came Edward Blumenfeld, to me know, who, being by me duly sworn, did depose and say that he is the sole General Partner of 125 Bethpage Associates, a New York limited partnership, described in and which executed the foregoing instrument; which executed the foregoing instrument; that he had authority to sign the same as the act and deed of 125 Bethpage Associates.



                                        S/
                                          ---------------------------
                                        BARBARA A. LIOTTA
                                        Notary Public, State of New York
                                        No. 4850695
                                        Qualified in Nassau County
                                        Commission Expires January 20, 2000


STATE OF NEW YORK   )
                    )    ss.:
COUNTY OF NASSAU    )

     On the 2nd day of March, 1998, before me personally came Steven Lebensfeld, to me know, who, being by me duly sworn, did depose and say that he resides at Laurel Hollow, NY; that he is the President of Toymax Inc., the corporation described in and which executed the foregoing document; and that he signed his name thereto by authority of the Board of Directors of said corporation.


                                        S/
                                          ---------------------------
                                        SANFORD B. FRANK
                                        Notary Public, State of New York
                                        No. 4998530, Qual. Suffolk Co.
                                        Qualified in Nassau County
                                        Commission Expires June 29, 1998







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